                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): MARCH 7, 2003



                                FREEMARKETS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    000-27913               04-3265483
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



             FREEMARKETS CENTER
              210 SIXTH AVENUE                             15222
               PITTSBURGH, PA                            (Zip code)
  (Address of principal executive offices)



Registrant's telephone number, including area code:  (412) 434-0500
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ITEM 5. OTHER EVENTS.

On March 7, 2003, the Board of Directors of FreeMarkets, Inc. (the "Corporation") declared a dividend of one Right to purchase one one-hundredth of a share of Series A Preferred Stock, par value $.01 per share, for each outstanding share of Common Stock, par value $.01 per share. The dividend is payable to stockholders of record at the close of business on March 11, 2003. The terms of the Rights are governed by a Stockholder Rights Agreement, dated as of March 7, 2003 (the "Stockholder Rights Agreement"), between the Corporation and American Stock Transfer & Trust Company, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. On March 7, 2003, the Corporation issued a press release announcing that the Corporation had approved adoption of the Stockholder Rights Agreement. The press release is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.                      Description
      -----------                      -----------
          4.1         Stockholder Rights Agreement dated March 7, 2003 between
                      FreeMarkets, Inc. and American Stock Transfer & Trust
                      Company, which includes as Exhibit A the Form of
                      Certificate of Designations of Series A Junior
                      Participating Preferred Stock, as Exhibit B the Form
                      of Rights Certificate and as Exhibit C the Summary of
                      Rights to Purchase Preferred Stock

          99.1        Press Release dated March 7, 2003


                                       2
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FREEMARKETS, INC.


Date:  March 10, 2003                            By:   /s/  Joan S. Hooper
                                                    ----------------------------
                                                       Joan S. Hooper
                                                       Executive Vice President,
                                                        Chief Financial Officer,
                                                        Treasurer and Secretary
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                                  EXHIBIT INDEX

            Exhibit No.                     Description
            -----------                     -----------
                4.1                 Stockholder Rights Agreement dated March 7,
                                    2003 between FreeMarkets, Inc. and American
                                    Stock Transfer & Trust Company, which
                                    includes as Exhibit A the Form of
                                    Certificate of Designation of Series A
                                    Junior Participating Preferred Stock, as
                                    Exhibit B the Form of Rights Certificate and
                                    as Exhibit C the Summary of Rights to
                                    Purchase Preferred Stock

                99.1                Press Release dated March 7, 2003